SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Filed pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2003

BRANDYWINE REALTY TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-9106	23-2413352
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

401 Plymouth Road, Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

Page 1 of 3 pages

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1      Press Release dated October 23, 2003

Item 9. Regulation FD Disclosure.

     See Item 12, “Disclosure of Results of Operations and Financial Condition.”

Item 12. Results of Operations and Financial Condition.

     Furnished pursuant to Exhibit 99.1 of this Form 8-K is a press release of the Company dated October 23, 2003 reporting third quarter 2003 financial results.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDYWINE REALTY TRUST

	By:	/s/ Gerard H. Seeney
Title: President and Chief Executive Officer

Date: October 24, 2003